UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2009

PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13641 (Commission File Number)	95-3667491 (IRS Employer Identification No.)

3800 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (702) 784-7777
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 8.01. Other Events
SIGNATURE

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a)
     On April 24, 2009, Deloitte & Touche LLP (“Deloitte”), the principal independent public accounting firm of Pinnacle Entertainment, Inc. (the “Company”), notified the Company that it will resign as the Company’s principal independent public accounting firm upon the filing of the Company’s quarterly report on Form 10-Q for the period ended March 31, 2009.
     Deloitte’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.
     During the years ended December 31, 2008 and 2007, and the subsequent interim period through April 24, 2009, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.
     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2008 and 2007 or during the subsequent interim period through April 24, 2009.
     The Company is providing Deloitte with a copy of the foregoing disclosure and is requesting that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter from Deloitte, when received, will be filed as an exhibit to a current report on Form 8-K/A, amending this current report.
     The Company is in the process of requesting proposals from other nationally recognized accounting firms to audit the Company’s financial statements for the 2009 fiscal year. The Company had begun a request for proposal process from several firms, including Deloitte, with respect to the audit for the 2009 fiscal year prior to the date of Deloitte’s resignation.
Item 8.01. Other Events
     In light of the resignation of Deloitte as the Company’s principal independent public accounting firm, the Company has determined to withdraw Proposal 3, the ratification of Deloitte as the Company’s auditors for the 2009 fiscal year, from the agenda at the Company’s Annual Meeting of Stockholders to be held on May 5, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: April 27, 2009	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, Secretary and General Counsel

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